PROMISSORY NOTE

                                AUGUST 29, 2007

     The undersigned, Enexco, Inc., a Texas corporation (hereinafter called "Maker"), whose address for purposes hereof is 3131 Turtle Creek Blvd, Suite 1210, Dallas, Texas 75219, for value received, without grace, in the manner, on the dates and in the amounts herein stipulated, promises to pay to the order of Colony Energy, Inc., a Delaware corporation (hereinafter called "Payee"), at Payee's principal place of business located at 2100 West Loop South, Suite 900, Houston, Texas 77027, or at such other place as Payee may hereafter designate, such principal sum as shall be advanced pursuant hereto at the request of Maker in lawful money of the United States of America (Payee's only obligation [if any] to advance any amount pursuant hereto is set forth in the Agreement, as defined hereinafter). Maker hereby agrees that Payee may note on Schedule I hereto all advances of principal made pursuant hereto, and all payments of principal.

     The unpaid principal amount from time to time outstanding hereunder shall bear no interest; provided, however, the agreement of even date herewith between Maker and Payee pursuant to which the loan represented by this Note was made (the "Agreement") provides for certain consideration for the making such loan.

          The unpaid principal balance of this Note shall be due and payable in full on or before August 29, 2008, the first annual anniversary of the date of this Note. Notwithstanding the preceding, partial payments of the unpaid principal balance of this Note in the amounts indicated in the table below (to the extent then outstanding) shall be due and payable at the time indicated in the table opposite such early payment amounts:

     AMOUNT  OF
     EARLY  PAYMENT     EVENT  GIVING  RISE  TO  EARLY  PAYMENT
     --------------     ---------------------------------------

     $  83,429.45     Commencement  of the construction of the drilling location for  the  "Calvin"  prospect  described  in  an  exhibit  to  the  Agreement.

     $  45,468.80     Commencement  of the construction of the drilling location for  the  "Skydancer"  prospect  described  in  an  exhibit  to  the  Agreement.

     $127,728.90     Commencement  of  the construction of the drilling location for  the  "Waters/Menter"  prospect  described  in  an exhibit to the Agreement.

     $  80,466.75     Commencement  of the construction of the drilling location for  the  "Hamilton"  prospect  described  in  an  exhibit  to  the  Agreement.

     If this Note is not paid at maturity and said Note is placed in the hands of an attorney for collection or if collection by suit or through the probate court, bankruptcy court, or by any other legal or judicial proceeding is sought, Maker agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof.

     Maker and each and all other liable parties expressly and specifically, (i) severally waive grace, presentment for payment, demand for payment, notice of intent to accelerate and notice of acceleration, notice of dishonor, protest and notice of protest, notice of nonpayment, and any and all other notices, the filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (ii) severally agree to any substitution, subordination, exchange or release of any security held for the payment of this Note or any other obligation to Payee and release of any party primarily or secondarily liable hereon, (iii) severally agree that Payee shall not be required first to institute suit or exhaust Payee's remedies hereon against Maker or other parties liable hereon or to enforce Payee's rights against them or any security herefor in order to enforce payment of this Note by any of them, and (iv) severally agree to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

     The invalidity, or unenforceability in particular circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this Note shall be affected thereby.

     This Note is secured by a security interest in and general lien upon certain of Maker's assets, as such security interest in and general lien were created in that certain Deed of Trust, Assignment of Production, Security Agreement and Financing Statement of even date herewith executed by Maker in favor of Payee.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                   ENEXCO,  INC.,
                                   a  Texas  corporation



                                   By:_________________________________

                                   Name:_______________________________

                                   Title:________________________________











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
                                   SCHEDULE I

                                NATURE OF EVENT
                                ---------------
      DATE OF ADVANCE     (ADVANCE OR     AMOUNT OF ADVANCE     CUMULATIVE
      ---------------     -----------     -----------------     ----------
                                    INITIALS
                                    --------
    OR PAYMENT     PAYMENT?)     OR PAYMENT     BALANCE     MAKER     PAYEE
    ----------     ---------     ----------     -------     -----     -----